Litigation Summary	12 Months Ended
Sep. 30, 2013
Litigation Summary
Litigation Summary

14.    Litigation Summary

Glucosamine-Based Dietary Supplements

        Beginning in June 2011, certain putative class actions have been filed in various jurisdictions against NBTY, its subsidiary Rexall Sundown, Inc. ("Rexall"), and/or other companies as to which there may be a duty to defend and indemnify, challenging the marketing of glucosamine- based dietary supplements, under various states' consumer protection statutes. The lawsuits against NBTY and its subsidiaries are: Cardenas v. NBTY, Inc. and Rexall Sundown, Inc. (filed June 14, 2011) in the United States District Court for the Eastern District of California, on behalf of a putative class of California consumers seeking unspecified compensatory damages based on theories of restitution and disgorgement, plus punitive damages and injunctive relief); Jennings v. Rexall Sundown, Inc. (filed August 22, 2011) in the United States District Court for the District of Massachusetts, on behalf of a putative class of Massachusetts consumers seeking unspecified trebled compensatory damages,, and Nunez v. NBTY, Inc. et al. (filed March 1, 2013) in the United States District Court for the Southern District of California (the "Nunez Case"), on behalf of a putative class of California consumers seeking unspecified compensatory damages based on theories of restitution and disgorgement, plus injunctive relief, as well as other cases in California and Illinois against certain wholesale customers as to which we may have certain indemnification obligations. The Nunez case settled on an individual basis on June 20, 2013.

        In March 2013, NBTY agreed upon a proposed settlement with the remaining plaintiffs, which includes all cases and resolves all pending claims without any admission of or concession of liability by NBTY. The parties have signed settlement documentation providing for a release of all claims in return for payments to the class, together with attorneys' fees, and notice and administrative costs estimated to be in the range of $8,000 to $15,000. The settlement has been preliminarily approved by the court. An initial Fairness Hearing took place on October 4, 2013 and continued on November 20, 2013 for final approval. It is anticipated the court will issue an order by December 31, 2013. Until such settlement is finally approved and entered by the court, however, no final determination can be made as to the ultimate outcome of the litigation or the amount of liability on the part of NBTY. NBTY recorded a provision of $12,000 as the Company's best estimate associated with this proposed settlement.

Claims in the Ordinary Course

        In addition to the foregoing, other regulatory inquiries, audits, claims, suits and complaints (including product liability, false advertising, intellectual property, escheat laws and Proposition 65 claims) arise from time to time in the ordinary course of our business. We believe that such other inquiries, claims, suits and complaints would not have a material adverse effect on our consolidated financial condition, cash flows or results of operations, if adversely determined against us.